DEBT	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
DEBT
DEBT
The carrying value of long-term debt outstanding was as follows at December 31, 2014 and 2013:

	2014	2013
	(in millions)
Long-term debt:
Senior notes:
$500 million, 6.45% due June 1, 2016	$—	$517
$500 million, 7.20% due June 15, 2018	504	505
$300 million, 6.30% due August 1, 2018	312	314
$400 million, 2.625% due October 1, 2019	400	—
$600 million, 3.15% due December 1, 2022	598	598
$600 million, 3.85% due October 1, 2024	599	—
$250 million, 8.15% due June 15, 2038	266	266
$400 million, 4.625% due December 1, 2042	400	400
$750 million, 4.95% due October 1, 2044	746	—
Total long-term debt	$3,825	$2,600

Senior Notes
In September 2014, we issued $400 million of 2.625% senior notes due October 1, 2019, $600 million of 3.85% senior notes due October 1, 2024 and $750 million of 4.95% senior notes due October 1, 2044. Our net proceeds, reduced for the underwriters' discount and commission and offering expenses, were $1.73 billion. We used a portion of the net proceeds to redeem the $500 million 6.45% senior unsecured notes as discussed below.

In October 2014, we redeemed the $500 million 6.45% senior unsecured notes due June 1, 2016, at 100% of the principal amount plus applicable premium for early redemption and accrued and unpaid interest to the redemption date, for cash totaling approximately $560 million. We recognized a loss on extinguishment of debt, included in interest expense, of approximately $37 million for the redemption of these notes.

Our senior notes, which are unsecured, may be redeemed at our option at any time at 100% of the principal amount plus accrued interest and a specified make-whole amount. The 7.20% and 8.15% senior notes are subject to an interest rate adjustment if the debt ratings assigned to the notes are downgraded (or subsequently upgraded). In addition, our senior notes (other than the 6.30% senior notes) contain a change of control provision that may require us to purchase the notes under certain circumstances.
Prior to 2009, we were parties to interest-rate swap agreements that exchanged the fixed interest rate under our senior notes for a variable interest rate based on LIBOR. As a result, the carrying value of the senior notes was adjusted to reflect changes in value caused by an increase or decrease in interest rates. During 2008, we terminated all of our swap agreements. The cumulative adjustment to the carrying value of our senior notes was $103 million as of the termination date which is being amortized as a reduction to interest expense over the remaining term of the senior notes. In October 2014, the redemption of our 6.45% senior notes reduced the unamortized carrying value adjustment by $12 million. The unamortized carrying value adjustment was $32 million as of December 31, 2014 and $54 million as of December 31, 2013.
Credit Agreement
Our 5-year $1.0 billion unsecured revolving credit agreement expires July 2018. Under the credit agreement, at our option, we can borrow on either a competitive advance basis or a revolving credit basis. The revolving credit portion bears interest at either LIBOR plus a spread or the base rate plus a spread. The LIBOR spread, currently 110 basis points, varies depending on our credit ratings ranging from 90 to 150 basis points. We also pay an annual facility fee regardless of utilization. This facility fee, currently 15 basis points, may fluctuate between 10 and 25 basis points, depending upon our credit ratings. The competitive advance portion of any borrowings will bear interest at market rates prevailing at the time of borrowing on either a fixed rate or a floating rate based on LIBOR, at our option.
The terms of the credit agreement include standard provisions related to conditions of borrowing, including a customary material adverse effect clause which could limit our ability to borrow additional funds. In addition, the credit agreement contains customary restrictive and financial covenants as well as customary events of default, including financial covenants regarding the maintenance of a minimum level of net worth of $7.8 billion at December 31, 2014 and a maximum leverage ratio of 3.0:1. We are in compliance with the financial covenants, with actual net worth of $9.6 billion and actual leverage ratio of 1.4:1, as measured in accordance with the credit agreement as of December 31, 2014. In addition, the credit agreement includes an uncommitted $250 million incremental loan facility.
At December 31, 2014, we had no borrowings outstanding under the credit agreement. We have outstanding letters of credit of $4 million issued under the credit agreement at December 31, 2014. No amounts have been drawn on these letters of credit. Accordingly, as of December 31, 2014, we had $996 million of remaining borrowing capacity under the credit agreement, none of which would be restricted by our financial covenant compliance requirement. We have other customary, arms-length relationships, including financial advisory and banking, with some parties to the credit agreement.
Commercial Paper
In October 2014, we entered into a commercial paper program pursuant to which we may issue short-term, unsecured commercial paper notes privately placed on a discount basis through certain broker dealers. Amounts available under the program may be borrowed, repaid and re-borrowed from time to time, with the aggregate face or principal amounts outstanding under the program at any time not to exceed $1 billion. The net proceeds of issuances have been and are expected to be used for general corporate purposes, including to repurchase shares of our common stock. The maximum principal amount of commercial paper borrowings outstanding at any one time during the year ended December 31, 2014 was $175 million. There were no outstanding borrowings at December 31, 2014.